SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ___)
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
ASTA FUNDING, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ASTA FUNDING, INC.
210 SYLVAN AVENUE
ENGLEWOOD CLIFFS, NEW JERSEY 07632

Dear Stockholder:

On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey, on Thursday, March 8, 2007 at 11:00 a.m.

The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. I am also pleased to enclose a copy of the Company’s 2006 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2006.

It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

I look forward to seeing you at the Meeting.

Sincerely,

Gary Stern
President and Chief Executive Officer

Dated: January 26, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS MARCH 8, 2007
PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECURITY OWNERSHIP OF MANAGEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
BOARD ORGANIZATION AND MEETINGS
Performance Graph
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
STOCK OPTION and STOCK AWARD PLANS
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES(1)
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATED PARTY TRANSACTIONS
STOCKHOLDER PROPOSALS
OTHER MATTERS

ASTA FUNDING, INC
210 SYLVAN AVENUE
ENGLEWOOD CLIFFS, NEW JERSEY 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MARCH 8, 2007

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey, on March 8, 2007 at 11:00 a.m. to consider and act upon the following:

1. The election of eight directors.

2. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock, par value $.01 per share, at the close of business on January 22, 2007 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 for a period of ten days prior to the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mitchell Cohen,
Chief Financial Officer and Secretary

Dated: January 26, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

ASTA FUNDING, INC
210 SYLVAN AVENUE
ENGLEWOOD CLIFFS, NEW JERSEY 07632

ANNUAL MEETING OF STOCKHOLDERS
MARCH 8, 2007

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey on Thursday, March 8, 2007 at 11:00 a.m., and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about January 26, 2007. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. The Board of Directors recommends a vote “FOR” the proposal listed. If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of the listed proposal — the election of management’s nominees to the Board of Directors. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for the proposal.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), of record on the close of business on January 22, 2007 (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, the Company had outstanding 13,765,157 shares of Common Stock. Each holder of Common Stock will have the right to one vote for each share standing in such holder’s name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There are no cumulative voting rights with respect to the election of Directors. Holders of the Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Meeting.

The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of December 31, 2006 with respect to beneficial ownership of the Company’s Common Stock by (i) each director and executive officer acting in the capacity as such on September 30, 2006, (ii) each person known by the Company to own beneficially more than five percent of the Company’s outstanding Common Stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

	Amount and
	Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership		Percentage(1)

Arthur Stern	642,683	(2)	4.6%
Gary Stern	1,515,987	(3)	10.4%
Mitchell Cohen	35,000	(4)	*
Herman Badillo	63,000	(5)	*
120 Broadway
New York, NY 10271
Edward Celano	58,002	(6)	*
2115 Scotch Gamble Road
Scotch Plains, NJ
Harvey Leibowitz	83,000	(7)	*
159 West 53rd Street, Apt 229
New York, NY 10019
David Slackman	47,334	(8)	*
28 Markwood Lane
East Northport, NY 11731
Alan Rivera	45,000	(9)	*
1370 6th Avenue — 25th Floor
New York, NY 10019
Louis A. Piccolo	26,769	(10)	*
211 East 53rd Street
New York, NY 10022
Asta Group, Incorporated	842,000	(11)	6.1%
Barbara Marburger	440,451	(12)	3.2%
9 Locust Hollow Road
Monsey, NY 10952
Judith R. Feder	1,568,200	(13)	11.4%
928 East 10th Street
Brooklyn, NY 11230
Stern Family Investors LLC	692,000	(14)	5.0%
GMS Family Investors LLC	865,200	(15)	6.3%
All executive officers and directors
as a group (9 persons)	2,516,774	(16)	16.6%

*	Less than 1%

(1)	Any shares of common stock that any person named above has the right to acquire within 60 days of December 31, 2006, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)	Includes 286,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006, and 214,599 shares of common stock owned by Asta Group, Incorporated which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Includes 15,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Stern has the right to vote. Excludes 349,460 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 952 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either LLC and disclaims beneficial ownership of the shares owned by the LLCs.

(3)	Includes 786,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006, and 196,656 shares of common stock owned by Gary Stern as custodian for his minor children and 285,607 shares of common stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Includes 15,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Stern has the right to vote. Excludes 687,488 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Also excludes 196,656 shares of common stock held by one of his children who is no longer a minor and for which he disclaims beneficial ownership.

(4)	Includes 20,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 15,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Cohen has the right to vote.

(5)	Includes 60,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 3,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Badillo has the right to vote. Excludes 3,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006.

(6)	Includes 55,002 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 3,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Celano has the right to vote. Excludes 3,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006.

(7)	Includes 80,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 3,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Leibowitz has the right to vote. Excludes 3,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006.

(8)	Includes 500 shares of common stock owned directly and 43,834 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 3,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Slackman has the right to vote. Excludes 3,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006.

(9)	Includes 42,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 3,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Rivera has the right to vote. Excludes 3,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006.

(10)	Includes 23,769 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 3,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006 which Mr. Piccolo has the right to vote. Excludes 3,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006.

(11)	Asta Group, Incorporated is owned by Arthur Stern, our Chairman of the Board and an Executive Vice President, Gary Stern, our President and Chief Executive Officer, and other members of the Stern family, including Barbara Marburger.

(12)	Includes 90,676 shares of common stock owned by Barbara Marburger as custodian for her minor child and 70,907 shares of common stock owned by Asta Group, which shares are attributable to Barbara Marburger based on her percentage ownership of Asta Group. Excludes shares of common stock held by her children who are no longer minors and for which she disclaims beneficial ownership. Barbara Marburger is the daughter of Arthur Stern and the sister of Gary Stern.

(13)	Includes 11,000 shares of common stock owned directly, 692,000 shares owned by Stern Family Investors LLC and 865,200 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power as to such shares.

(14)	A limited liability company of which Judith R. Feder has sole voting and investment power. Arthur Stern has a 49.5% beneficial interest in the LLC, his wife, Alice Stern, has a 1% beneficial interest, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC.

(15)	A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(16)	Includes 1,396,605 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2006. Includes 63,000 shares of restricted stock that will not have vested within 60 days of December 31, 2006. Excludes 18,000 of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2006. Excludes the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.

PROPOSAL ONE

ELECTION OF DIRECTORS

In accordance with the Company’s Certificate of Incorporation and Bylaws, the number of directors of the Company has been set by the Board of Directors at eight. At the Meeting, eight directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

All eight nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating Committee, nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees as of December 31, 2006 is set forth below:

Name	Age	Position

Arthur Stern	86	Chairman of the Board and Executive Vice President
Gary Stern	54	Director, President and Chief Executive Officer
Herman Badillo	77	Director
Edward Celano(1)(3)	68	Director
David Slackman(1)(2)	59	Director
Harvey Leibowitz(1)(2)	72	Director
Alan Rivera(2)(3)	44	Director
Louis A. Piccolo(3)	54	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

Arthur Stern has been a director and has served as Chairman of the Board of Directors and Executive Vice President of the Company since the Company’s inception in July 1994. Since 1963, Mr. Arthur Stern has been President of Asta Group, Incorporated, a consumer finance company (“Group”). In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

Gary Stern has been a director and the President and Chief Executive Officer of the Company since the Company’s inception in July 1994. Mr. Gary Stern has been Vice President, Secretary, Treasurer and a director of the Group since 1980 and held other positions with Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

Herman Badillo has been a director of the Company since September 1995. He has been Of Counsel at Sullivan Papain Block McGrath & Cannavo P.C. since 2005. Prior to joining his current firm Mr. Badillo was a founding member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, for more than six years. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor’s Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979.

Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formally a consultant with M.R. Weiser & Co., from 2001 to 2003 and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank, now Bank of America, after having held different positions at the bank for over 20 years.

Harvey Leibowitz has been a director of the Company since March 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as President, Manhattan Market — New York of Commerce Bank since June 2001. Prior to June 2001, Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994.

Alan Rivera has been a director of the Company since February 2004. Mr. Rivera has served as Chief Financial Officer and General Counsel of Millbrook Capital Management Inc. since September 1996. Prior to September 1996, Mr. Rivera was an Executive Vice President of Finance and Administration and General Counsel of the New York City Economic Development Corporation from 1994 to 1996.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc since 1988. A.L. Piccolo & Co. is a business consulting firm specializing in management and financial consulting. Prior to 1988, Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick.

Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors.  Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission and The NASDAQ Stock Market. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman, Alan Rivera and Louis A. Piccolo.

During the fiscal year ended September 30, 2006, the Board of Directors held nine meetings, the Audit Committee held five meetings, the Compensation Committee held one meeting and the Nominating Committee held one meeting. During the 2006 fiscal year, all members of the Board of Directors attended at least 75% of all the meetings of the Board of Directors that such Director was eligible to attend, and committees of the Board of Directors of which such director was a member. There are three standing committees of the Board of Directors, each of which is described below.

Compensation Committee.  During the fiscal year ended September 30, 2006, the Compensation Committee consisted of David Slackman (Chairman), Harvey Leibowitz and Alan Rivera. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of the Company’s officers and directors and to recommend any changes in compensation to the full Board of Directors.

Audit Committee.  During the fiscal year ended September 30, 2006, the Audit Committee consisted of Harvey Leibowitz (Chairman), David Slackman and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of the Company’s independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee has selected Eisner LLP to serve as the Company’s independent accountants during the current fiscal year, ending September 30, 2007. Eisner LLP served as the Company’s independent registered public accounting firm during the fiscal year ended September 30, 2006. A representative of Eisner LLP is expected to be present at the Annual Meeting to make such statements as Eisner LLP may desire and will be available to answer appropriate questions from shareholders.

Audit Committee Financial Expert.  The Board of Directors has determined that Harvey Leibowitz is an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (“SEC”). As noted above, Mr. Leibowitz — as well as the other members of the Audit Committee — has been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter.  The Audit Committee performed its duties during fiscal 2006 under a written charter approved by the Board of Directors. The Audit Committee charter was filed as Exhibit A to the Company’s Proxy Statement for 2004 on Form 14A filed as of August 20, 2004.

Independence of Audit Committee Members.  The Company’s Common Stock is listed on the NASDAQ Global Select Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under the SEC’s Rule 10A-3.

Audit Committee Report.  In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006:

(1) The Audit Committee reviewed and discussed the audited financial statements with the Company’s management.

(2) The Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented.

(3) The Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the Company’s independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2006 Annual Report on Form 10-K.

Audit Committee Members:

Harvey Leibowitz (Chairman)
David Slackman
Edward Celano

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Audit Fees.  The Company was billed $491,000 for the audit of the Company’s annual financial statements for the year ended September 30, 2006 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during fiscal 2006. Such fees included the audit of the Company’s evaluation of internal controls as required by the Sarbanes- Oxley Act of 2002. The Company was billed $564,000 for the audit of the Company’s annual financial statements for the year ended September 30, 2005 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during fiscal 2005.

Financial Information Systems Design Implementation Fees.  The Company was not billed for and did not receive any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC’s Regulation S-X (in general, information technology services) from the Company’s independent registered public accounting firm during the year ended September 30, 2006.

All Other Fees.  The Company was not billed for any other services by Eisner LLP during fiscal year 2006.

The Audit Committee has approved the engagement of Eisner LLP as the Company’s independent registered public accounting firm. The Audit Committee requires the Company’s independent registered public accounting firm to advise the Audit Committee in advance of the independent registered public accounting firm’s intent to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company’s financial statements. The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company’s independent registered public accounting firm.

Other Matters.  No other matters were considered by the Audit Committee of the Board of Directors.

Of the time expended by the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended September 30, 2006, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

Nominating Committee.  During the fiscal year ended September 30, 2006 the Nominating Committee consisted of Edward Celano (Chairman), Louis Piccolo, and Alan Rivera. The Nominating Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on the Company’s Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board.

Nominating Committee Charter.  The Board of Directors has adopted a Nominating Committee charter to govern its Nominating Committee. The Nominating Committee charter was filed as Exhibit B to the Company’s Proxy Statement for 2004 on Form 14A filed as of August 20, 2004.

Independence of Nominating Committee Members.  All members of the Nominating Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace rules.

Procedures for Considering Nominations Made by Shareholders.  The Nominating Committee’s charter and guidelines developed by the Nominating Committee describe procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications.  The charter and guidelines developed by the Nominating Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by Asta and its subsidiaries, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•	must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.  Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by shareholders. The guidelines developed by the Nominating Committee provide that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations.  In connection with the 2006 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Performance Graph

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

The following graph compares the cumulative total shareholder return on our Common Stock since September 30, 2001, with the cumulative return for the NASDAQ Stock Market (US) Index and five stocks comprising our peer group index over the same period, assuming the investment of $100 on September 30, 2001, and the reinvestment of all dividends. We declared dividends of $0.12 per share in fiscal 2004 of which $0.035 was paid November 1, 2004. During the year ended September 30, 2005, we declared quarterly cash dividends aggregating $0.16 per share, of which $0.04 per share was paid November 1, 2005. During the year ended September 30, 2006, we declared quarterly cash dividends aggregating $0.56 per share, of which $0.44 per share was paid November 1, 2006. Included in the $0.44 was a special dividend of $0.40 per share.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG ASTA FUNDING, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

	2001	2002	2003	2004	2005	2006
Asta Funding, Inc.	100.00	109.93	262.88	330.34	622.80	780.78
Peer Group Index	100.00	78.59	215.47	244.66	386.89	346.79
NASDAQ Market Index	100.00	80.46	123.30	130.73	148.72	157.54

ASSUMES $100 INVESTED ON SEPT. 30, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING SEPT. 30, 2006

COMPENSATION OF DIRECTORS

Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company received a fee of $20,000 for fiscal year 2006. Each Committee Chair received a fee $5,000 for fiscal 2006. The Company reimburses each director for the expenses incurred in connection with attendance at such meetings. Effective October 1, 2006 each director who is not an employee of the Company will receive a fee of $30,000 for fiscal year 2007. In addition, effective October 1, 2006 the Audit Committee Chair will receive a fee of $7,500 for fiscal year 2007. The Compensation Committee Chair will receive a fee of $5,000 for fiscal year 2007.

EXECUTIVE COMPENSATION

The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the fiscal years ended September 30, 2006, 2005 and 2004 with respect to the Company’s Chief Executive Officer and each other executive officer whose total annual salary and bonus are $100,000 or more:

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Awards(2)
				Restricted	Securities
		Annual Compensation		Stock	Underlying	All Other
		Salary	Bonus	Award	Options/ SARs/(#)	Compensation
Name and Principal Position	Year	($)	($)	($)(1)	(3)	($)(4)

Gary Stern	2006	$538,462	$100,000	$431,250	—	$11,091
President and Chief Executive	2005	$498,641	$100,000	—	—	$8,207
Officer	2004	$450,000	$50,000	—	150,000	$6,331
Arthur Stern	2006	$351,923	$50,000	$421,250	—	—
Chairman of the Board and	2005	$324,324	$75,000	—	—	—
Executive Vice President	2004	$300,000	$25,000	—	80,000	—
Mitchell Cohen	2006	$226,923	$50,000	$431,250	—	$5,890
Chief Financial Officer(5)	2005	$197,115	$75,000	—	—	—
	2004	$7,115	$12,500	—	30,000	—

(1)	Restricted stock awarded December 19, 2006 for services for fiscal year ended September 30, 2006. Each executive was awarded 15,000 shares of restricted stock. The value of the shares on December 19, 2006 was $28.75 per share. The restricted stock awards will vest over a three year period beginning March 19, 2007 and ending on March 19, 2009. The recipients of the restricted stock awards are entitled to dividend payments, if declared.

(2)	The Company did not grant any stock appreciation rights, or make any long-term incentive plan payouts during the fiscal years ended September 30, 2006, 2005 and 2004.

(3)	Comprised of incentive stock options and non-qualified stock options granted under the Company’s 2002 Stock Option Plan. See “2002 Stock Option Plan.” The Company did not grant any stock options to executive officers for the fiscal years ended September 30, 2006 and 2005.

(4)	Includes insurance premium amounts paid by the Company and matching contributions to the Company’s 401K Plan.

(5)	Mitchell Cohen assumed the role of Chief Financial Officer October 1, 2004. Salary and Bonus for 2004 was for the period September 9, 2004 through September 30, 2004.

Employment Agreements

The following is a summary of the employment agreements in place between the Company and its executive officers. The actual agreements were filed with the Securities and Exchange Commission on Current Report on Form 8-K.

The employment agreement for Arthur Stern provides for a base annual salary and an annual bonus determined at the discretion of the Compensation Committee Board of Directors. Arthur Stern’s base salary for fiscal year 2006 was approximately $352,000 with a bonus of $50,000. Arthur Stern’s base salary for fiscal year 2007 is $378,000. Arthur Stern’s employment agreement expires on December 31, 2007.

The employment agreement for Gary Stern provides for a base annual salary and an annual bonus determined at the discretion of the Compensation Committee Board of Directors. Gary Stern’s base salary for fiscal year 2006 was approximately $540,000 with a bonus of $100,000. Gary Stern’s base salary for fiscal year 2007 is $577,500. Gary Stern’s employment agreement expires on December 31, 2009.

The employment agreement for Mitchell Cohen provides for a base annual salary and an annual bonus determined at the discretion of the Compensation Committee Board of Directors. Mitchell Cohen’s base salary for fiscal year 2006 was approximately $227,000 with a bonus of $50,000. Mitchell Cohen’s base salary for fiscal year 2007 is $270,000. Mr. Cohen’s employment agreement expires on December 31, 2009.

The material terms of the employment agreements between the Company and each of Arthur Stern, Gary Stern and Mitchell Cohen (each, an “executive”) entered into on January 25, 2007, are as follows:

The executive is eligible to receive equity awards in amounts to be determined by the Compensation Committee of the Board of Directors. Each executive may also participate in all of the Company’s employee benefit plans and programs generally available to other employees.

If the executive’s employment is terminated “Without Cause” (as such term is defined in the Employment Agreement), subject to the execution of a general release agreement by the executive in favor of the Company, the Company must continue to pay the executive his base salary for 12 months following the effective date of termination and maintain insurance benefits for that period. Except as provided above, the executive will not be eligible to participate in the Company’s benefit plans and programs as of the last day of his employment by the Company; provided, however that he will not be precluded from exercising his rights, if any, under COBRA or with respect to grants made under the Company’s 1995 Stock Option Plan, the 2002 Plan, or the Equity Compensation Plan, pursuant to the terms of such plans and the applicable grant agreements thereunder. The Company must provide the executive either ninety days’ prior written notice of such termination or an amount equal to ninety days’ of his base salary in lieu of such notice of termination.

If the executive’s employment with the Company is terminated for any reason within 180 days following a “change of control” of the Company (as such term is defined in the 2002 Plan), the Company is required to pay:

•	a lump sum amount in cash equal to two (2) times the sum of the executive’s base salary in effect on the date of termination and the highest annual bonus earned by the executive during his employment with the Company,

•	any unpaid reimbursable expenses outstanding,

•	compensation for any unused accrued vacation, as of the date of termination, and

•	the executive will continue to receive the benefits and perquisites as provided in the employment agreement for two years from the date of termination.

If the executive is terminated by the Company “Without Cause” prior to the date of a change in control, but the executive reasonably demonstrates that the termination (A) was at the request of a third party who indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a change in control which has been threatened or proposed, such termination shall be deemed to have occurred after such change in control occurs.

Each party is required to provide ninety days’ prior written notice if it does not intend to seek an extension or renewal of the Employment Agreement.

The executive is also subject to standard non-compete and confidentially provisions contained in the employment agreement.

STOCK OPTION and STOCK AWARD PLANS

Equity Compensation Plan

On December 1, 2005, the Board of Directors adopted the Company’s Equity Compensation Plan (the “Equity Compensation Plan”), which was approved by the stockholders of the Company on March 1, 2006. The Equity Compensation Plan was adopted to supplement the Company’s existing 2002 Stock Option Plan. In addition to permitting the grant of stock options as are permitted under the 2002 Stock Option Plan, the Equity Compensation Plan allows the Company flexibility with respect to equity awards by also providing for grants of stock awards (i.e. restricted or unrestricted), stock purchase rights and stock appreciation rights. The Company has 1,000,000 shares of Common Stock authorized under the Equity Compensation Plan. As of December 31, 2006 there were 68,000 shares awarded as restricted stock awards from the Equity Compensation Plan. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Compensation Plan, which is included as an exhibit to the Company’s reports filed with the SEC.

The general purpose of the Equity Compensation Plan is to provide an incentive to our employees, directors and consultants, including executive officers, employees and consultants of any subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management and increases incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

The Board believes that the Equity Compensation Plan will advance the Company’s interests by enhancing our ability to (a) attract and retain employees, directors and consultants who are in a position to make significant contributions to our success; (b) reward employees, directors and consultants for these contributions; and (c) encourage employees, directors and consultants to take into account our long-term interests through ownership of our shares.

2002 Stock Option Plan

On March 5, 2002, the Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the “2002 Plan”), which plan was approved by the Company’s stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of, and consultants to, the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Plan, which is included as an exhibit to the Company’s reports filed with the SEC.

The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

The Company has 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 411,334 shares were available as of September 30, 2006. There were an additional 18,000 options granted as of December 31, 2006. Future grants under the 2002 Plan have not yet been determined.

1995 Stock Option Plan

The 1995 Stock Option Plan expired on September 14, 2005. The plan was adopted in order to attract and retain qualified directors, officers and employees of, and consultants, to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1995 Stock Option Plan, which is included as an exhibit to the Company’s reports filed with the SEC.

The 1995 Stock Option Plan authorized the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants to the Company.

The Company authorized 1,840,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan. All but 96,002 shares were utilized. As of September 14, 2005, no more options could be issued under this plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The Company did not grant any stock options or stock appreciation rights to its executive officers in fiscal years 2006. Each executive officer was awarded 15,000 shares of restricted stock on December 19, 2006 for services rendered in fiscal year 2006.

AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES(1)

					Value of
			Number of Securities		Unexercised
			Underlying Unexercised		In-the-Money
			Options/SARs		Options/SARs
	Shares Acquired	Value	at FY-End(#)(1)		at FY-End($)(2)
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Gary Stern	60,000	$148,500	786,000	-0-	$24,423,980	$0
Arthur Stern	60,000	$135,000	286,000	-0-	$7,783,630	$0
Mitchell Cohen	—	—	20,000	-0-	$418,400	$0

(1)	The Company did not grant any stock options or stock appreciation rights for fiscal year 2006.

(2)	In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $37.49, the fair market value of a share of Common Stock on September 30, 2006 (which equals the last reported sale price of the Common Stock as reported on the NASDAQ Global Select Market on such date).

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s Equity Compensation Plan and 2002 Stock Option Plan, as of September 30, 2006. These plans were the Company’s only equity compensation plans in existence as of September 30, 2006. The 1995 Stock Option Plan expired September 14, 2005.

(c)
Number of Securities
	(a)		Remaining Available for
	Number of Securities	(b)	Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected In
Plan Category	Warrants and Rights	Warrants and Rights	Column (a))

Equity Compensation Plans Approved by Shareholders	1,414,439	$9.45	1,411,334
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	1,414,439	$9.45	1,411,334

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Pursuant to the rules adopted by the Securities and Exchange Commission, the following report regarding compensation policies as they affect the Company’s executive officers is furnished to the stockholders of the Company. The Compensation Committee of the Board of Directors, consisting entirely of non-management directors, approves all policies under which compensation is paid or awarded to the Company’s executive officers. During the fiscal year ended September 30, 2006, the Compensation Committee consisted of David Slackman (the Chairman), Alan Rivera and Harvey Leibowitz.

Compensation Philosophy

The Company’s executive compensation program is designed to attract and retain superior executive talent, to provide incentives and rewards to executive officers who will contribute to the long-term success of the Company and to closely align the interests of executives with those of the Company’s stockholders. The principal elements of the Company’s executive compensation program consist of: (i) a current compensation program, (ii) a set of standard benefits and (iii) a long-term benefit program.

The Committee evaluates the level and adequacy of executive compensation through a process that includes an informal analysis of the compensation practices of similarly situated entities in the Company’s peer group, as well as those of other receivables management and debt collection companies. The Committee does not rely on quantitative methods or mathematical formulas in setting compensation for a particular executive officer. Instead, the members of the Committee determine appropriate compensation levels after examining a number of factors, including the compensation practices in the competitive marketplace, the Company’s historical performance and future prospects, the job responsibilities of each executive, the past and expected contributions of individual executives and other criteria deemed relevant by the Committee.

Current Compensation Program

The current compensation element focuses upon the executive officer’s base salary and is designed to provide competitive reimbursement for services rendered. The Company has entered into new employment agreements with Arthur Stern, Gary Stern and Mitchell Cohen. See “Employment Agreements.” Under the current employment agreements base salaries for the executive officers of the Company for fiscal year 2007 range from $270,000 to $577,500. The Committee believes these base salaries are market for comparable positions at peer companies. The executive officer’s annual base salary may be increased as determined by the Board of Directors in its sole discretion.

Standard Benefits

The Company’s standard benefit package consists primarily of the matching portion of the Company’s 401(k) plan, health insurance benefits and eligibility for annual bonuses.

401(k) Plan

The Company maintains a 401(k) Retirement Plan covering all of its eligible employees. Matching contributions to the plan are made at the discretion of the Board of Directors each plan year.

Annual Bonuses

The Compensation Committee of the Board of Directors of the Company in its sole discretion, awards bonuses to executive officers and other employees.

Long-Term Benefit Program

The Company’s long-term benefit element is reflected in the grants and awards made pursuant to the Company’s stock option plans. Stock options are designed to align the interests of the Company’s executives more closely with those of the stockholders. The Company typically grants stock options at an exercise price equal to the fair market value of the Common Stock on the date of grant. These options generally vest in three equal annual installments (on the first, second and third anniversaries of the date of grant, provided that the optionee continues to be employed by the Company on such anniversary date) and are typically exercisable within ten years from the date of grant. The Committee believes that the granting of stock options provides powerful incentives for the creation of long-term value for the Company’s stockholders as the full benefit of the stock options cannot be realized unless stock price appreciation occurs over a number of years. The Company’s Equity Compensation Plan and stock option plans are administered by the Compensation Committee, which has authority to grant options, restricted stock and unrestricted stock awards, stock purchase and stock appreciation rights and to determine eligibility, the types and sizes of such awards and the price, timing and vesting of options, and any vesting (including acceleration of vesting) of such awards.

Compensation of the Chief Executive Officer

The Company has entered into a new employment agreement with Gary Stern. See “Employment Agreements.” The Compensation Committee has approved a base salary of $577,500 for fiscal year 2007 for Gary Stern. During fiscal year 2006, Mr. Stern received a base salary of approximately $540,000 and a bonus of $100,000.

The Committee considered the overall level of Mr. Stern’s cash compensation appropriate in view of Mr. Stern’s leadership of the Company through its evolution into a leading consumer receivables asset management company, the Company’s balance sheet strength and Mr. Stern’s contributions to the building of the Company’s infrastructure and the increased capabilities and expertise of the senior management team put into place by Mr. Stern. The specific bases for the Committee’s determinations regarding Mr. Stern’s compensation in 2006 included his aggressive leadership, which resulted in the significant strengthening of the Company’s balance sheet and the Company’s competitive position, his commitment to the development and implementation of the Company’s strategic plan, his contribution to the building of the Company’s infrastructure and his contributions to the achievement of the Company’s performance goals. Mr. Stern’s leadership resulted in record revenues and earnings for the fiscal year ended September 30, 2006. Mr. Stern increased the Company’s credit line from $100 million to $175 million with an expandable feature which allows the Company to increase the line to $225 million with the consent of the banks.

This report is submitted on behalf of the Compensation Committee:

David Slackman (Chairman)
Harvey Leibowitz
Alan Rivera

The foregoing report of the Compensation Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during the fiscal year ended September 30, 2006, except for a Form 4 filed January 6, 2006 by Gary Stern, the President & Chief Executive Officer of the Company, reporting a sale on January 3, 2006 of 3,125 shares of Common Stock.

CERTAIN RELATED PARTY TRANSACTIONS

The Company has entered into employment agreements with its executive officers. See “Executive Compensation — Employment Agreements”.

Transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

STOCKHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for the Company’s Annual Meeting of Shareholders to be held in 2008 must be submitted to the Company on or before September 28, 2007, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. If a shareholder notifies the Company after December 12, 2007, of an intent to present a proposal at the Company’s Annual Meeting of Shareholders to be held in 2008, the Company will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to Mitchell Cohen, Chief Financial Officer and Secretary, Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Pursuant to a policy adopted by the Board, Board members are required to attend the Company’s annual meeting of shareholders. Each of the members of the Board of Directors attended the Company’s 2006 annual meeting of shareholders.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2006 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors

Mitchell Cohen,
Chief Financial Officer and Secretary

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

ANNUAL MEETING OF STOCKHOLDERS OF
ASTA FUNDING, INC.
March 8, 2007
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
     Please detach along perforated line and mail in the envelope provided.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” LISTED NOMINEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑
1. Election of Directors:

NOMINEES:

☐	FOR ALL NOMINEES	☐ Gary Stern
☐ Arthur Stern

☐	WITHHOLD AUTHORITY	☐ Herman Badillo
	FOR ALL NOMINEES	☐ David Slackman
☐ Edward Celano

☐	FOR ALL EXCEPT
	(See instructions below)	☐ Harvey Leibowitz
☐ Alan Rivera
☐ Louis A. Piccolo

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN NAMED AT LEFT, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS.
Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.